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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (date of earliest event reported): March 20, 2001
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                              THE LTV CORPORATION.
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               (Exact Name of Registrant as Specified in Charter)



            Delaware                      1-4368                 75-1070950
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(State or Other Jurisdiction of         (Commission             (IRS Employer
         Incorporation)                 File Number)         Identification No.)


   200 Public Square, Cleveland, Ohio                                44114-2308
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(Address of Principal Executive Offices)                             (Zip Code)



Registrant's telephone number, including area code: (216) 622-5000
                                                    ----------------------------


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          (Former Name or Former Address, if Changed Since Last Report)
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     ITEM 5. OTHER EVENTS.

     As previously disclosed, on December 29, 2000 The LTV Corporation and 48 of its wholly owned subsidiaries (the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the federal Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Ohio, Eastern Division (the "Bankruptcy Court"). On March 20, 2001, the Debtors submitted to the Bankruptcy Court their Monthly Operating Report for the month ended February 28, 2001, a copy of which is attached hereto as Exhibit 99.1.


     ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

     99.1 Monthly Operating Report for the month ended February 28, 2001 as filed with the United States Bankruptcy Court for the Northern District of Ohio, Eastern Division
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE LTV CORPORATION


                                       By: /s/ Eric W. Evans
                                           -------------------------------------
     Date: March 20, 2001                  Name:   Eric W. Evans
                                           Title:  Vice President and Controller